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                                                                 Exhibit 10.8

                      FIRST AMENDMENT TO CREDIT AGREEMENTS

                  THIS FIRST AMENDMENT TO CREDIT AGREEMENTS, dated as of March 30, 2001 (this "Amendment"), is by and among BLACK BOX CORPORATION OF PENNSYLVANIA, a Delaware corporation (the "Borrower"), BLACK BOX CORPORATION, a Delaware corporation (the "Parent"), the other guarantors to the Credit Agreement and Short Term Credit Agreement (together with the Parent, the "Guarantors"), the lenders, parties to the Credit Agreement and Short Term Credit Agreement (the "Lenders") and MELLON BANK, N.A., a national banking association, as agent for the Lenders (the "Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to a Credit Agreement, dated as of April 4, 2000 (the "Credit Agreement"), pursuant to which the Lenders have agreed, on the terms and subject to the conditions described therein, to make Loans to the Borrower; and

                  WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to a Short Term Credit Agreement, dated as of April 4, 2000 (the "Short Term Credit Agreement" and together with the Credit Agreement, the "Credit Agreements"), pursuant to which the Lenders have agreed, on the terms and subject to the conditions described therein, to make Loans to the Borrower; and

                  WHEREAS, the Borrower has requested the Lenders and the Agent to make certain changes to the Credit Agreements; and

                  WHEREAS, the Lenders and the Agent are willing to amend the Credit Agreements as set forth below; and

                  WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement or the Short Term Credit Agreement as applicable;

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                  SECTION 1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

                  1.1. Section 3.01(c) of the Credit Agreement is amended by deleting the text of such section in its entirety and inserting the following in lieu thereof:

                           "Terms of Letters of Credit. The Borrower shall not request any Letter of Credit to be issued, except within the following limitations: (i) no Letter of Credit shall be issued on or after the Revolving Credit Maturity Date, (ii) at the time any Letter of Credit is issued, the aggregate Revolving Credit Extensions of Credit (after giving effect to issuance of the requested Letter of Credit) shall not


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         exceed the sum of the Revolving Credit Committed Amounts of the Lenders
         at such time, (iii) each Letter of Credit shall have an expiration date no later than one (1) year from the date of issuance thereof, or if earlier thirty (30) days before the Revolving Credit Maturity Date,
         (iv) each Letter of Credit shall be denominated in Dollars or any Other Currency , (v) each Letter of Credit shall be payable only against sight drafts (and not time drafts) and such other certificates and documents as may be required by such Letter of Credit, and (vi) at any time any Letter of Credit is issued, the aggregate Letter of Credit Obligations (after giving effect to issuance of the requested Letter of Credit) shall not exceed the Dollar Equivalent of $15,000,000."

                  SECTION 2. Amendments to Short Term Credit Agreement. The Short Term Credit Agreement is hereby amended as follows:

                  2.1. The definition of the term "Revolving Credit Maturity Date" appearing in Section 1.01 of the Short Term Credit Agreement is hereby amended to read as follows:

                           "Revolving Credit Maturity Date" shall mean April 3, 2002.

                  2.2. Section 2.13(d) of the Short Term Credit Agreement is amended by deleting the text of such section in its entirety and inserting the following in lieu thereof:

                           "Amortization and Maturity. The principal of the Term Loan made on the Revolving Credit Maturity Date shall be due and payable in four (4) equal quarterly installments each in an amount equal to one-fourth (1/4) of the original amount of the Term Loan, commencing on the last Business Day of the fiscal quarter next following the Revolving Credit Maturity Date and continuing on the last Business Day of each fiscal quarter thereafter, with the final installment of the then unpaid principal amount of the Term Loan due and payable on the day which is the first anniversary of the Revolving Credit Maturity Date."

                  SECTION 3.  Miscellaneous.

                  3.1. Effect of Amendment. This Amendment shall become effective upon the execution by the Borrower and delivery to the Agent. Each of the Credit Agreement and the Short Term Credit Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

                  3.2. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the conflict of law principles thereof.

                  3.3. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

                         [SIGNATURES BEGIN ON NEXT PAGE]


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                       SIGNATURE PAGE 1 OF 8 TO AMENDMENT

                  IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.

                             BORROWER:

                             BLACK BOX CORPORATION OF
                             PENNSYLVANIA

                             By:
                                      ------------------------------------------

                             Name:
                                      ------------------------------------------

                             Title:
                                       -----------------------------------------



                             GUARANTORS:

                             BLACK BOX CORPORATION and each of the
                             DOMESTIC SUBSIDIARIES listed on Annex C
                             attached hereto and made a part hereof

                             By:
                                      ------------------------------------------

                             Name:
                                      ------------------------------------------

                             Title:
                                       -----------------------------------------

                                      of Black Box Corporation and of each of
                                      the Domestic Subsidiaries listed on
                                      Annex C hereto



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                       SIGNATURE PAGE 2 OF 8 TO AMENDMENT

                              AGENT:

                              MELLON BANK, N.A.

                              By:
                                       ----------------------------------------

                              Name:
                                       ----------------------------------------

                              Title:
                                        ---------------------------------------



                              BANKS:

                              MELLON BANK, N.A.

                              By:
                                       ----------------------------------------

                              Name:
                                       ----------------------------------------

                              Title:
                                        ---------------------------------------



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                       SIGNATURE PAGE 3 OF 8 TO AMENDMENT

                              FIRST UNION NATIONAL BANK

                              By:
                                       ----------------------------------------

                              Name:
                                       ----------------------------------------

                              Title:
                                        ---------------------------------------



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                       SIGNATURE PAGE 4 OF 8 TO AMENDMENT

                              FLEET NATIONAL BANK

                              By:
                                       ----------------------------------------

                              Name:
                                       ----------------------------------------

                              Title:
                                        ---------------------------------------





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                       SIGNATURE PAGE 5 OF 8 TO AMENDMENT

                              NATIONAL CITY BANK OF
                              PENNSYLVANIA

                              By:
                                       ----------------------------------------

                              Name:
                                       ----------------------------------------

                              Title:
                                        ---------------------------------------



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                       SIGNATURE PAGE 6 OF 8 TO AMENDMENT

                                COMERICA BANK

                                By:
                                         --------------------------------------

                                Name:
                                         --------------------------------------

                                Title:
                                          -------------------------------------



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                       SIGNATURE PAGE 7 OF 8 TO AMENDMENT

                                FIRSTAR BANK, N.A.

                                By:
                                         --------------------------------------

                                Name:
                                         --------------------------------------

                                Title:
                                          -------------------------------------



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                       SIGNATURE PAGE 8 OF 8 TO AMENDMENT

                             KEYBANK NATIONAL ASSOCIATION

                             By:
                                      ----------------------------------------

                             Name:
                                      ----------------------------------------

                             Title:
                                       ---------------------------------------

                                     ANNEX C